UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2024

NOS4-1, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1007 North Orange Street 4th Floor, Suite 461

Wilmington, Delaware 19801

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Williams Industrial Services Group Inc.

200 Ashford Center North, Suite 425

Atlanta, Georgia 30338

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	WLMS	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* On July 24, 2023, the issuer’s common stock was suspended from trading on the NYSE American. The issuer’s common stock is currently traded on the OTC Market Group’s “Expert Market” under the symbol “WLMSQ.”

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on September 18, 2023, NOS4-1, Inc. (F/K/A Williams Industial Services Group Inc.)(the “Company”) consummated the sale of certain businesses and assets pursuant to an Asset Purchase Agreement, dated July 22, 2023, by and among the Company, certain of its subsidiaries, and EnergySolutions Nuclear Services, LLC (the “Asset Purchase Agreement” and the “Purchaser”, respectively), as part of a sale process under Section 363 of the Bankruptcy Code. Following consummation of the sale, the Company and its subsidiaries have ceased all business operations. As has also been previously disclosed, pursuant to the Asset Purchase Agreement, the Company was required to change its corporate name to remove the word “Williams” and to cause those of its subsidiaries with a name that includes the word “Williams” to change their names.

On January 11, 2024, the Company filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the “Amendment”). The Amendment changed the name of the Company from Williams Industrial Services Group Inc. to NOS4-1, Inc. effective immediately (the “Name Change”). The Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

Combined Chapter 11 Plan of Liquidation and Disclosure Statement

As previously disclosed, on July 22, 2023, the Company, together with its subsidiaries, filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court”). The Cases are being jointly administered under the caption In re Williams Industrial Services Group Inc., et al. Appropriate filings will be made with the Court to update this caption to reflect the Name Change and the changes of the names of certain of the Company’s subsidiaries. The Company submitted a Combined Chapter 11 Plan of Liquidation and Disclosure Statement (the “Plan of Liquidation”) with the Court on December 22, 2023. The Plan of Liquidation provides that holders of the Company’s common stock will receive no distribution, and if the Plan of Liquidation is confirmed by the Court, the Company's common stock will be canceled on the effective date of the Plan of Liquidation.

Website Domains Formerly Owned and Operated by the Company

Pursuant to the terms of the Asset Purchase Agreement, the Company sold certain website domain names to the Purchaser, including its primary websites, www.wisgrp.com and www.ir.wisgrp.com. Accordingly, these websites are no longer owned or controlled by the Company and the Company does not currently maintain any other website. As of the date of this Current Report on Form 8-K, these former Company-owned websites do not reflect current and accurate information about the Company and its subsidiaries, and they should not be relied upon. For current information about the Company and the status of the Cases, third persons may monitor developments at the following website which is operated by the Company’s Claims/Noticing Agent, Epiq: https://dm.epiq11.com/case/williamsindustrialservicesgroup/info. This website may also be updated to reflect the Name Change. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated therein.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains statements that are, or may be deemed, “forward-looking statements.” Forward-looking statements generally use forward-looking words, such as “may,” “will,” “could,” “should,” “would,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and other words that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of the Company’s future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and may be outside of the Company’s control. Therefore, the Company’s actual outcomes and results may differ materially from those expressed in or contemplated by the forward-looking statements. Forward-looking statements include, but are not limited to, information concerning the following: expectations regarding risks attendant to the Chapter 11 bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 process; objections to the Company’s wind down process or other pleadings filed that could protract the Chapter 11 process; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; risks relating to the trading price and volatility of the Company’s common stock; possible impediments to trading the Company’s common stock as a result of the Name Change; possible proceedings that may be brought by third parties in connection with the Chapter 11 process and risks associated with third-party motions in Chapter 11; the risk that the Cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the timing or amount of any distributions, if any, to the Company’s stakeholders; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of the Annual Report on Form 10-K for its 2022 fiscal year. Any forward-looking statement speaks only as of the date of this Form 8-K. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and investors are cautioned not to rely upon them unduly.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2024	NOS4-1, Inc.

By:	/s/ Edward T. Gavin
Edward T. Gavin, CTP, NCPM
Chief Restructuring Officer